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                                                                  EXHIBIT 10(B)

            [JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY LETTERHEAD]

                                                                 April 20, 1998

SECURITIES & EXCHANGE COMMISSION
450 FIFTH STREET, N.W.
WASHINGTON, DC 20549

  RE: John Hancock Variable Annuity Account U
    File Nos. 33-34813 and 811-2143

Dear Commissioners:

  This opinion is being furnished with respect to the filing of Post-Effective Amendment No. 8 under the Securities Act of 1933 (Post-Effective Amendment No. 24 under the Investment Company Act of 1940) of the Form N-4 Registration Statement of John Hancock Variable Annuity Account U as required by Rule 485 under the 1933 Act.

  I have acted as counsel to Registrant for the purpose of preparing this Post-Effective Amendment which is being filed pursuant to paragraph (b) of Rule 485 and hereby represent to the Commission that in my opinion this Post-Effective Amendment does not contain disclosures which would render it ineli-gible to become effective pursuant to paragraph (b).

  We hereby consent to the filing of this opinion with and as a part of this Post-Effective Amendment to Registrant's Registration Statement with the Com-mission.

                                          Very truly yours,

                                          /s/ SANDRA M. DADALT

                                          Sandra M. Dadalt
                                          Counsel